Acquisitions And Investment (Schedule Of Business Acquisition Pro Forma Information) (Details) (GILA [Member], USD $)	12 Months Ended
Dec. 31, 2010
GILA [Member]
Business Acquisition [Line Items]
Net sales	$ 162,500,000
Net income	9,900,000
Net income attributable to shareholders	10,200,000 [1]
Earnings per share: Basic	$ 0.34
Earnings per share: Diluted	$ 0.33
Net amortization amount	766,000
Decrease in interest income amount	88,000
Transaction cost of business acquisition	$ 936,000

[1]	Includes net amortization in the amount of approximately $766 and decrease in interest income of approximately $88. In addition, transaction costs of $936 were eliminated.